UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2026
DAUCH CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313)	758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DCH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

In light of requirements applicable to companies with a secondary listing on the London Stock Exchange, Dauch Corporation ("Dauch") (NYSE: DCH; LSE: DCH) is announcing certain preliminary results for the third quarter ended September 30, 2026. Third quarter net loss attributable to Dauch is expected to be in the range of $42 million to $47 million and Adjusted EBITDA is expected to be in the range of $355 million to $360 million. Additionally, Dauch is adjusting certain of its full year 2026 financial targets. Full-year 2026 sales are expected to be in the range of $10.8 billion to $10.875 billion, which includes the effects from metal market pass-throughs, compared to the previously announced target of $10.6 billion to $10.8 billion and the previously announced target range for Adjusted free cash flow is expected to be narrowed closer to the previously announced midpoint of that range. As Dauch continues to face macro headwinds into the fourth quarter, including select customer production volatility, rising inflation, and increasing energy costs, it is adjusting its full-year 2026 Adjusted EBITDA target to a range of $1.350 billion to $1.375 billion, compared to its previously announced target of $1.360 billion to $1.425 billion.

The foregoing targets are based on the following updated assumptions for the full-year 2026 production outlook:

North America	Europe	China	Global
~15.0 million	~17.2 million	~31.0 million	~91.6 million

Dauch’s preliminary financial results for the third quarter of 2026 are based on current estimates and remain subject to change based on the completion of Dauch’s closing and review processes and completion of internal control over financial reporting procedures.

Dauch will hold a conference call to discuss third quarter financial results and other related matters at 10:00 a.m. ET (15:00 GMT) on Friday, November 6, 2026. A press release announcing Dauch’s full results for the third quarter will be issued before the market opens on the same day and will be available at www.dauch.com.

Non-GAAP Financial Information

Dauch has provided Adjusted EBITDA, Adjusted EBITDA outlook and Adjusted free cash flow financial information in this Current Report on Form 8-K (this "Current Report") which are financial measures that are not part of the accounting principles generally accepted in the United States of America ("GAAP"). Adjusted EBITDA and Adjusted EBITDA outlook information are reconciled herein to their most directly comparable GAAP measure in accordance with United States Securities and Exchange Commission rules. The amounts in these reconciliations are based on our current estimates and actual results may differ materially from these forward-looking estimates for many reasons, including potential event driven transactional and other non-core operating items and their related effects in any future period, the magnitude of which may be significant.

Management believes that these non-GAAP financial measures are useful to management, investors, and banking institutions in their analysis of Dauch's business and operating performance. Management also uses this information for operational planning and decision-making purposes.

Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measure. Additionally, non-GAAP financial measures as presented by Dauch may not be comparable to similarly titled measures reported by other companies.

Definition of Non-GAAP Financial Measures

Dauch defines EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on the derivative associated with our acquisition of Dowlais Group plc (subsequently renamed Dowlais Group Limited) ("Dowlais"), interest income on debt held in escrow, gains or losses on equity securities, impairment charges, unrealized foreign exchange gains and losses on the U.S. Private Placement Notes assumed by Dauch in the acquisition of Dowlais, mark-to-market on non-designated derivatives assumed as part of the acquisition of Dowlais, gains and losses on the disposal of property, plant and equipment, amortization of the acquisition intangible asset attributable to our investment in Shanghai GKN HUAYU Driveline Systems Co Limited, net of tax, and non-recurring items.

Dauch defines free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs, including net interest on debt held in escrow.

Adjusted EBITDA Reconciliation:

$ in millions	Three Months Ended
	September 30, 2026
	Low End	High End
Net loss	$(47)	$(42)
Interest expense	87	87
Income tax expense	14	14
Depreciation and amortization	213	213
EBITDA	267	272
Restructuring and acquisition-related costs	47	47
Debt refinancing and redemption costs	1	1
Unrealized foreign exchange loss on acquired U.S. Private Placement Notes	3	3
Mark-to-market on nondesignated derivatives assumed as part of the Business Combination with Dowlais	31	31
Loss (gain) on disposal of property, plant and equipment	0	0
Amortization of acquisition intangible asset attributable to SDS	6	6
Adjusted EBITDA	$355	$360

Full Year 2026 Financial Outlook:

$ in millions	Adjusted EBITDA
	Low End	High End
Net loss	$(220)	$(195)
Interest expense	355	355
Income tax expense	0	0
Depreciation and amortization	825	825
Full year 2026 targeted EBITDA	960	985
Acquisition-related costs	60	60
Restructuring costs	100	100
Synergy integration costs	110	110
Acquisition-related fair value inventory adjustment	38	38
Amortization of acquisition intangible asset attributable to SDS	25	25
Unrealized foreign exchange loss on acquired U.S. Private Placement Notes	15	15
Mark-to-market on nondesignated derivatives assumed as part of the Business Combination with Dowlais	50	50
Other	(8)	(8)
Full year 2026 targeted Adjusted EBITDA	$1,350	$1,375

Company Description

Dauch Corporation is a premier Driveline and Metal Forming supplier serving the global automotive industry with a powertrain-agnostic product portfolio that supports electric, hybrid, and internal combustion vehicles. The company is headquartered in Detroit, MI, with operations that span 24 countries and more than 175 locations. Visit www.dauch.com to learn more.

Forward-Looking Statements

In this Current Report, Dauch makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including statements regarding macro headwinds affecting its industry and business, such as production volatility, rising inflation and increasing energy prices. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect Dauch's future financial position and operating results. The terms such as "will," "may," "could," "would," "plan," "believe," "expect," "anticipate," "intend," "project," "target," "outlook," and similar words or expressions, as well as statements in the future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to Dauch include factors detailed in the reports Dauch files with the United States Securities and Exchange Commission, including those described under "Risk Factors" in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report. Dauch expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAUCH CORPORATION
Date:	October 30, 2026	By:	/s/ Joshua A. Sherbin
Joshua A. Sherbin
General Counsel & Secretary